Contingent Liabilities And Commitments	12 Months Ended
Dec. 31, 2018
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Contingent Liabilities And Commitments

32. CONTINGENT LIABILITIES AND COMMITMENTS

	Group
	2018(1) £m	2017 £m
Guarantees given to third parties	1,610	1,557
Formal standby facilities, credit lines and other commitments with original term to maturity of:
– One year or less	8,550	10,664
– Later than one year	31,561	31,278

	41,721	43,499

(1)	For segmental and credit risk staging analysis relating to off-balance sheet exposures, see the IFRS 9 credit quality table in the ‘Santander UK group level – credit risk review’ section.

At 31 December 2018, the Santander UK group had credit impairment loss provisions relating to guarantees given to third parties and undrawn loan commitments. See Note 30 for further details. The Company has no material expected credit losses on guarantees provided to fellow Banco Santander group subsidiaries.

Where the items set out below can be reliably estimated, they are disclosed in the table above.

Guarantees given by Santander UK plc to its subsidiaries and fellow subsidiaries of Santander UK Group Holdings plc

Santander UK plc has fully and unconditionally guaranteed the unsubordinated liabilities of Cater Allen Limited, a wholly owned subsidiary, that have been or will be incurred before 31 December 2020. Santander UK plc had previously fully and unconditionally guaranteed the unsubordinated liabilities of ANTS that had been incurred before 31 December 2018. As part of our ring-fencing implementation, this guarantee was terminated and was of no further force and effect such that, with effect from 1 January 2019, Santander UK plc was released and discharged from all related present and future obligations and liabilities.

Capital Support Deed

At 31 December 2018, Santander UK plc, ANTS and Cater Allen Limited, which are the three PRA-regulated entities within the Santander UK group, were party to a capital support deed dated 23 December 2015 (the Capital Support Deed 2015) with Santander UK Group Holdings plc and certain other non-regulated subsidiaries of Santander UK plc. The parties to the Capital Support Deed 2015 were permitted by the PRA to form a core UK group as defined in the PRA Rulebook. Exposures of each of the three regulated entities to other members of the core UK group were exempt from large exposure limits that would otherwise apply. The purpose of the Capital Support Deed 2015 was to facilitate the prompt transfer of available capital resources from, or repayment of liabilities by, the non-regulated parties to any of the regulated parties in the event that one of the regulated parties breached or was at risk of breaching its capital resources requirements or risk concentrations requirements.

The core UK group permission as supported by the Capital Support Deed 2015 expired on 31 December 2018. With effect from 1 January 2019, and in accordance with our ring-fenced structure, Santander UK plc, Cater Allen Limited and certain other non-regulated subsidiaries within the ring-fenced bank entered into a new Capital Support Deed dated 13 November 2018 (the RFB Sub-Group Capital Support Deed). From 1 January 2019, the parties to the RFB Sub-Group Capital Support Deed were permitted by the PRA to form a new core UK group, a permission which will expire on 31 December 2021. Other than the change of the entities in scope, the purpose of the RFB SubGroup Capital Support Deed is the same as the Capital Support Deed 2015.

Domestic Liquidity Sub-group (DoLSub)

As a firm subject to the liquidity obligations in the Capital Requirements Regulation (CRR), Santander UK plc applied for, and was granted, a CRR Article 8 DoLSub CRR permission (DoLSub Article 8 permission). At 31 December 2018, the UK DoLSub comprised the entities Santander UK plc, ANTS plc and Cater Allen Limited. With effect from 1 January 2019, and in accordance with our ring-fenced structure, Santander UK plc was granted a new DolSub permission, withdrawing ANTS plc from the UK DoLSub. The DoLSub waiver replaces the requirement for liquidity adequacy and reporting on an individual basis.

Guarantees given to third parties

Guarantees given to third parties consist primarily of letters of credit, bonds and guarantees granted as part of normal product facilities which are offered to customers.

Formal standby facilities, credit lines and other commitments

Standby facilities, credit lines and other commitments are also granted as part of normal product facilities which are offered to customers. Retail facilities comprise undrawn facilities granted on flexible mortgages, bank overdrafts and credit cards. On flexible mortgages, the credit limit is set at the point of granting the loan through property value and affordability assessments. Ongoing assessments are made to ensure that credit limits remain appropriate considering any change in the security value or the customer’s financial circumstances. For unsecured overdraft facilities and credit cards, the facilities are granted based on new business risk assessment and are reviewed more frequently based on internal, as well as external data. The delinquency status of the account would result in the withdrawal of the facility. Corporate facilities can comprise standby and revolving facilities which are subject to ongoing compliance with covenants and may require the provision of agreed security. Failure to comply with these terms can result in the withdrawal of the unutilised facility headroom.

FSCS

As described in Note 30, the Santander UK group participates in the UK’s national resolution scheme, the FSCS, and is thus subject to levies to fund the FSCS. In the event that the FSCS significantly increase the levies to be paid by firms, the associated costs to the Santander UK group would rise.

Loan representations and warranties

In connection with the securitisations and covered bond transactions described in Note 15, the Santander UK group entities selling the relevant loans into the applicable securitisation or covered bond portfolios make representations and warranties with respect to such loans, in each case as of the date of the sale of the loans into the applicable portfolio. These representations and warranties cover, among other things, the ownership of the loan by the relevant Santander UK group entity, absence of a material breach or default by the relevant borrower under the loan, the loan’s compliance with applicable laws and absence of material disputes with respect to the relevant borrower, asset and loan. The specific representations and warranties made by Santander UK group companies which act as sellers of loans in these securitisations and covered bond transactions depend in each case on the nature of the transaction and the requirements of the transaction structure. In addition, market conditions and credit rating agency requirements may affect the representations and warranties required of the relevant Santander UK group companies in these transactions.

In the event that there is a material breach of the representations and warranties given by Santander UK plc as seller of loans under the residential mortgage-backed securitisations or the covered bond transaction included in Note 15, or if such representations and warranties prove to be materially untrue as at the date when they were given (being the sale date of the relevant mortgage loans), Santander UK plc may be required to repurchase the affected mortgage loans (generally at their outstanding principal balance plus accrued interest). These securitisation and covered bond transactions are collateralised by prime residential mortgage loans. Santander UK plc is principally a retail prime lender and has no appetite or product offering for any type of sub-prime business. In addition, Santander UK plc’s credit policy explicitly prohibits such lending.

Similarly, under the auto loan securitisations in Note 15, in the event that there is a breach or inaccuracy in respect of a representation or warranty relating to the loans, the relevant Santander UK group entity who sold the auto loans into the securitisation portfolio will be required to repurchase such loans from the structure (also at their outstanding principal balance plus accrued interest). In addition to breaches of representation and warranties, under the auto loan securitisations, the seller may also have a repurchase obligation if certain portfolio limits are breached (which include, amongst other things, limits as to the size of a loan given to an individual customer, LTV ratio, average term to maturity and average seasoning). In the case of a repurchase of a loan from the relevant securitisation or covered bond portfolio, the Santander UK group may bear any subsequent credit loss on such loan. The Santander UK group manages and monitors its securitisation and covered bond activities closely to minimise potential claims.

Other legal actions and regulatory matters

Santander UK engages in discussion, and co-operates, with the FCA, PRA and other regulators and government agencies in various jurisdictions in their supervision and review of Santander UK including reviews exercised under statutory powers, regarding its interaction with past and present customers, both as part of general thematic work and in relation to specific products, services and activities. During the ordinary course of business, Santander UK is also subject to complaints and threatened legal proceedings brought by or on behalf of current or former employees, customers, investors or other third parties, in addition to legal and regulatory reviews, challenges and tax or enforcement investigations or proceedings in various jurisdictions. All such matters are assessed periodically to determine the likelihood of Santander UK incurring a liability.

In those instances where it is concluded that it is not yet probable that a quantifiable payment will be made, for example because the facts are unclear or further time is required to fully assess the merits of the case or to reasonably quantify the expected payment, no provision is made. In addition where it is not currently practicable to estimate the possible financial effect of these matters, no provision is made.

Payment Protection Insurance

Note 30 details our provisions including those in relation to PPI. In relation to a specific PPI portfolio of complaints, a legal dispute regarding allocation of liability is in its early stages. There are factual issues to be resolved which may have legal consequences including in relation to liability. These issues create uncertainties which mean that it is difficult to reliably predict the resolution of the matter including timing or the significance of the possible impact. The PPI provision includes our best estimate of Santander UK’s liability to the specific portfolio. Further information has not been provided on the basis that it would be seriously prejudicial.

German dividend tax arbitrage transactions

Santander UK plc, ANTS and Cater Allen International Limited (all subsidiaries of Santander UK Group Holdings plc) are currently under investigation by the Cologne Criminal Prosecution Office and the German Federal Tax Office in relation to historical involvement in German dividend tax arbitrage transactions (known as cum/ex transactions). We are cooperating with the German authorities and are conducting our own internal investigation into the matters in question. There are factual issues to be resolved which may have legal consequences including potentially material financial penalties. These issues create uncertainties which mean that it is difficult to predict with reasonable certainty the resolution of the matter including timing or the significance of the possible impact.

Consumer credit

The Santander UK group’s unsecured lending and other consumer credit business is governed by consumer credit law and related regulations, including the CCA. Claims brought by customers in relation to potential breaches of these requirements could result in costs to the Santander UK group where such potential breaches are not found to be de minimis. The CCA includes very detailed and prescriptive requirements for lenders, including in relation to post contractual information.

As described in Note 30, other provisions includes an amount of £58m arising from a systems related historical issue identified by Santander UK, relating to compliance with certain requirements of the CCA. This provision has been based on detailed reviews of relevant systems related to consumer credit business operations, supported by external legal and regulatory advice, but these reviews are not yet complete, such that the approach and timing to any remediation has not yet been finalised. As a result, the actual cost of customer compensation could differ materially from the amount provided, and it is not currently practicable to provide a reliable estimate of the amount or timing of any additional financial effects.

Taxation

The Santander UK group engages in discussion, and co-operates, with HM Revenue & Customs in their oversight of the Santander UK group’s tax matters. The Santander UK group adopted the UK’s Code of Practice on Taxation for Banks in 2010.

Other

On 2 November 2015, Visa Europe Ltd agreed to sell 100% of its share capital to Visa Inc. The deal closed on 21 June 2016. As a member and shareholder of Visa Europe Ltd, Santander UK received upfront consideration made up of cash and convertible preferred stock. Additional deferred cash consideration is also payable following the third anniversary of closing. Conversion of the preferred stock into Class A Common Stock of Visa Inc. depends on the outcome of litigation against Visa involving UK & Ireland (UK&I) multilateral interchange fees (MIFs). Santander UK and certain other UK&I banks have agreed to indemnify Visa Inc. in the event that the preferred stock is insufficient to meet the costs of this litigation. Visa Inc. has recourse to this indemnity once more than €1bn of losses relating to UK&I MIFs have arisen or once the total value of the preferred stock issued to UK&I banks on closing has been reduced to nil. In valuing the preferred stock, Santander UK makes adjustments for illiquidity and the potential for changes in conversion. Visa Inc. may have recourse to a general indemnity in place under Visa Europe Operating Regulations for damages not satisfied through the above mechanism.

As part of the sale of subsidiaries, and as is normal in such circumstances, Santander UK has given warranties and indemnities to the purchasers.

Obligations under stock borrowing and lending agreements

Obligations under stock borrowing and lending agreements represent contractual commitments to return stock borrowed. These obligations are offset by a contractual right to receive stock under other contractual agreements. See Note 37.

Other off-balance sheet commitments

The Santander UK group has commitments to lend at fixed interest rates which expose us to interest rate risk. For more, see the Risk review.

Operating lease commitments

	Group
Rental commitments under non-cancellable operating leases	2018 £m	2017 £m
Not later than one year	72	73
Later than one year and not later than five years	114	160
Later than five years	60	70

	246	303

The majority of leases are subject to a third party outsourcing contract whereby the Santander UK group has the right to extend the occupation of properties by a minimum of three years subject to 12 months’ notice and a lease renewal being available from external landlords. Where leases expire after the expiry of the outsourcing contract in 2020 and occupation is still required, negotiations will be held with the landlords to agree renewal terms.

In 2018, rental expense amounted to £61m (2017: £61m, 2016: £61m), including minimum rentals of £63m (2017: £61m, 2016: £61m), offset by sub-lease rental income of £2m (2017: £nil, 2016: £nil). There was no contingent rent expense included in this amount.